Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Purchase Point Media Corporation (the "Company") on Form 10-K for the year ended June 30, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Albert Folsom, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the periods presented.

Dated: September 21 , 2004

                                        BY:  /s/ Albert Folsom
                                             -----------------------------------
                                             Albert Folsom, President and Chief
                                             Financial Officer